Exhibit 99.1

FOR IMMEDIATE RELEASE

Financial Contact:	Press Contact:
Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Graham Robertson IDT Worldwide Marketing Phone: (408) 284-2644 E-mail: graham.robertson@idt.com

IDT REPORTS Q4 AND FISCAL YEAR END 2013 FINANCIAL RESULTS
Q4 Revenue of $108.5 Million, FY13 Revenue of $487.2 Million
New Product Revenue up 6 Percent Q/Q & up 56 Percent Y/Y

SAN JOSE, Calif., Apr. 29, 2013 - Integrated Device Technology, Inc. (IDT® or the Company) (NASDAQ: IDTI), the Analog and Digital Company™ delivering essential mixed-signal semiconductor solutions, today announced results for the fiscal fourth quarter and year ended March 31, 2013.
“We delivered Q4 results that were in line with our prior projections,” said Dr. Ted Tewksbury, president and CEO of IDT. “Revenue from new products was up 6 percent sequentially which was offset by weakness in our core and base businesses. Despite the sequential decline in total revenue, gross margins were slightly higher on better product mix, we were able to maintain non-GAAP profitability as expected, and we generated positive cash flow from operations during the quarter.”
“Despite a challenging fiscal year 2013, revenue from new product categories grew 56 percent year-over-year and represented 18 percent of total revenue, in line with our projections from our analyst day a year ago. This highlights the success we are seeing in these new areas but that growth was offset by declines in our base and core businesses, reflecting a difficult demand environment across all of our end markets. We also drove gross margins to 10-year highs in fiscal 2013 by adopting a fabless model and focusing on higher margin products. As we enter fiscal 2014, we believe that the continued momentum of new product adoption, recovery in our core and base businesses, continued strength in gross margins and planned reductions in operating expenses will enable us to expand our operating margins throughout the year.”

Recent Highlights
IDT recently announced:

•	The divestiture of its smart meter business to Atmel in an all-cash transaction

•
The industry's first dual-mode wireless power receiver IC compatible with both WPC and PMA standards. The innovative solution eliminates compatibility barriers between wireless power transmission standards, allowing OEMs to address multiple standards with a single device

•	The industry's first intelligent, scalable power management solution with distributed output current capability to meet varying SoC power requirements and overcome thermal limitations

•	It won the Prestigious 2013 China ACE Award and China Electronic Market Magazine's Editor's Choice Award for its wireless power solution

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The industry's first low-overshoot RF digital step attenuator with integrated coupling capacitors. This drop-in Glitch-Free™ DSA integrates DC-blocking capacitors to simplify the bill-of-materials and maximize performance in base station and industrial applications

•
Data compression IP offering industry's highest performance for 3G and 4G wireless infrastructure applications. The patent-protected compression IP reduces system cost by enabling the use of low cost fiber to connect remote radio units to the baseband unit in wireless infrastructure

•
The world's lowest jitter MEMS oscillators with integrated frequency margining capability. The MEMS oscillators offer only 100 femtoseconds of typical phase jitter and adaptable output frequency to reduce bit error rates in high-performance 10GbE and networking applications

The following highlights the Company's financial performance on both a GAAP and supplemental non-GAAP basis. The Company provides supplemental information regarding its operating performance on a non-GAAP basis that excludes certain gains, losses and charges which occur relatively infrequently and which management considers to be outside our core operating results. Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies. Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. A complete reconciliation of GAAP to non-GAAP results from continuing operations is attached to this press release.

•
Revenue for the fiscal fourth quarter of 2013 was $108.5 million, compared with $119.1 million reported in the same period one year ago. Revenue for fiscal year 2013 was $487.2 million, compared with $526.7 million in fiscal year 2012.

•
GAAP net loss from continuing operations for the fiscal fourth quarter of 2013 was $10.6 million, or a loss of $0.07 per diluted share, versus GAAP net income from continuing operations of $17.4 million or $0.12 per diluted share in the same period one year ago. Fiscal fourth quarter 2013 GAAP results include $6.4 million in asset impairments and other adjustments, $4.0 million in stock-based compensation, $0.2 million in acquisition and restructuring related charges and $1.5 million from related tax effects.

•
Non-GAAP net income from continuing operations for the fiscal fourth quarter of 2013 was $1.5 million or $0.01 per diluted share, compared with non-GAAP net income from continuing operations of $7.1 million or $0.05 per diluted share reported in the same period one year ago. Non-GAAP net income from continuing operations for fiscal year 2013 was $31.3 million, compared with $56.6 million in fiscal year 2012.

•
GAAP gross profit for the fiscal fourth quarter of 2013 was $59.5 million, or 54.8 percent, compared with GAAP gross profit of $63.6 million, or 53.4 percent, reported in the same period one year ago. Non-GAAP gross profit for the fiscal fourth quarter of 2013 was $63.2 million, or 58.2 percent, compared with non-GAAP gross profit of $68.7 million, or 57.7 percent, reported in the same period one year ago.

•
GAAP R&D expense for the fiscal fourth quarter of 2013 was $45.7 million, compared with GAAP R&D expense of $41.3 million reported in the same period one year ago. Non-GAAP R&D expense for the fiscal fourth quarter of 2013 was $38.5 million, which was flat with non-GAAP R&D of $38.5 million in the same period one year ago.

•
GAAP SG&A expense for the fiscal fourth quarter of 2013 was $29.1 million, compared with GAAP SG&A expense of $26.4 million in the same period one year ago. Non-GAAP SG&A expense for the fiscal fourth quarter of 2013 was $22.5 million, compared with non-GAAP SG&A expense of $22.4 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company's quarterly financial conference call at http://ir.idt.com/. The live webcast will begin at 1:30 p.m. Pacific time on April 29, 2013. The webcast replay will be available after 5 p.m. Pacific time on April 29, 2013.
Investors can also listen to the live call at 1:30 p.m. Pacific time on April 29, 2013 by calling (800) 230-1092 or (612) 234-9960. The conference call replay will be available after 5 p.m. Pacific time on April 29, 2013 through 11:59 p.m. Pacific time on May 6, 2013 at (800) 475-6701 or (320) 365-3844. The access code is 287469.

About IDT
Integrated Device Technology, Inc., the Analog and Digital Company™, develops system-level solutions that optimize its customers' applications. IDT uses its market leadership in timing, serial switching and interfaces, and adds analog and system expertise to provide complete application-optimized, mixed-signal solutions for the communications, computing and consumer segments. Headquartered in San Jose, Calif., IDT has design, manufacturing, sales facilities and distribution partners throughout the world, with direct purchase services through IDT Direct™. IDT stock is traded on the NASDAQ Global Select Stock Market® under the symbol “IDTI.” Additional information about IDT is accessible at www.IDT.com. Follow IDT on Facebook, LinkedIn, Twitter, and YouTube.

Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, anticipated trends in Company sales, expenses and profits, involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations. Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended April 1, 2012. All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
To supplement its consolidated financial results presented in accordance with GAAP, IDT uses non-GAAP financial measures which are adjusted from the most directly comparable GAAP financial measures to exclude certain items, as described in detail below. Management believes that these non-GAAP financial measures reflect an additional and useful way of viewing aspects of the Company's operations that, when viewed in conjunction with IDT's GAAP results, provide a more comprehensive understanding of the various factors and trends affecting the Company's business and operations. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies. Non-GAAP financial measures used by IDT include:
•Gross profit;
•Research and development expenses;

•Selling, general and administrative expenses;
•Interest income and other;
•Provision (benefit) for income taxes, continuing operations
•Operating income (loss);
•Net income (loss) from continuing operations;
•Diluted net income (loss) per share, continuing operations; and
•Weighted average shares outstanding - diluted

The Company presents non-GAAP financial measures because the investor community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude acquisition related expense, restructuring and divestiture related costs (gain), share-based compensation expense, results from discontinued operations, stockholder expenses and certain other expenses and benefits. Management uses these non-GAAP measures to manage and assess the profitability of the business. These non-GAAP results are also consistent with the way management internally analyzes IDT's financial results.

There are limitations in using non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures. The non-GAAP financial measures supplement, and should be viewed in conjunction with, GAAP financial measures. Investors should review the reconciliations of the non-GAAP financial measures to their most directly comparable GAAP financial measures as provided in the accompanying press release.

As presented in the “Reconciliation of GAAP to Non-GAAP” tables in the accompanying press release, each of the non-GAAP financial measures excludes one or more of the following items:

Acquisition related. Acquisition-related charges are not factored into management's evaluation of potential acquisitions or IDT's performance after completion of acquisitions, because they are not related to the Company's core operating performance. Adjustments of these items provide investors with a basis to compare IDT's performance to other companies without the variability caused by purchase accounting. Acquisition-related expenses primarily include:

•	Amortization of acquisition related intangibles, which include acquired intangibles such as purchased technology, patents, customer relationships, trademarks, backlog and non-compete agreements.

•	Acquisition related costs such as legal, accounting and other professional or consulting fees directly related to an acquisition.

•	Other acquisition related costs which consists of an accrued deferred closing date fee associated with the acquisition of NXP's high-speed data converter assets.

•	Fair market value adjustment to acquired inventory sold.

Restructuring related. Restructuring charges primarily relate to changes in IDT's infrastructure in efforts to reduce costs and expenses (gains) associated with strategic divestitures of business units. Restructuring charges (gains) are excluded from non-GAAP financial measures because they are not considered core operating activities. Although IDT has engaged in various restructuring activities in the past, each has been a discrete event based on a unique set of business objectives. As such, management believes that it is appropriate to exclude restructuring charges (gains) from IDT's non-GAAP financial measures as it enhances the ability of investors to compare the Company's period-over-period operating results from continuing operations. Restructuring-related charges (gains) primarily include:

•	Severance and retention costs directly related to a restructuring action.

•	Facility closure costs consist of ongoing costs associated with the exit of our leased and owned facilities.

•	Fabrication production transfer costs consists of expenses incurred in connection with the transition of our wafer fabrication processes in our Oregon facility to TSMC.

•	Gain on sale of wafer fabrication facility.

•	Gain on divestiture consists of gains recognized upon the strategic sale of business units.

•	Assets impairments consists of an impairment charge related to a note receivable and subsequent recoveries.

Other adjustments. These items are excluded from non-GAAP financial measures because they are not related to the core operating activities and on-going future operating performance of IDT. Excluding this data allows investors to better compare IDT's period-over-period performance without such expense, which IDT believes may be useful to the investor community. Other adjustments primarily include:

•
Asset impairments, consists of the accelerated depreciation of certain design tools no longer in use and the release of capitalized financing fees associated with a financing facility which expired unused.

•	Other-than-temporary impairment loss on investments consists of fair value write-downs of certain private equity investments.

•	Stock based compensation expense.

•	Expenses related to stockholder activities reflect advisory fees related to inquiries of Starboard Value LP.

•	Compensation expense (benefit) - deferred compensation, consists of gains and losses on marketable equity securities related to our deferred compensation arrangements.

•
Loss (gain) on deferred compensation plan securities represents the changes in the fair value of the assets in a separate trust that is invested in corporate owned life insurance under our deferred compensation plan.

•	Life insurance proceeds received, represents proceeds received under corporate owned life insurance under our deferred compensation plan.

•	Tax effects of non-GAAP adjustments.

•
Diluted weighted average shares non-GAAP adjustment, for purposes of calculating non-GAAP diluted net income per share, the GAAP diluted weighted average shares outstanding is adjusted to exclude the benefits of stock compensation expense attributable to future services not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury method.

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IDT and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 31,	Dec. 30,	Apr. 1,	Mar. 31,	Apr. 1,
	2013	2012	2012	2013	2012
Revenues	$108,527	$115,147	$119,116	$487,236	$526,696
Cost of revenues	49,014	52,200	55,563	217,636	246,190
Gross profit	59,513	62,947	63,553	269,600	280,506
Operating expenses:
Research and development	45,732	40,170	41,340	169,833	158,749
Selling, general and administrative	29,133	27,389	26,429	125,684	100,907
Total operating expenses	74,865	67,559	67,769	295,517	259,656

Operating income	(15,352)	(4,612)	(4,216)	(25,917)	20,850

Gain from divestiture	7,986	—	—	7,986	—
Gain on sale of wafer fab facility	—	—	20,656	—	20,656
Other-than-temporary impairment loss on investments	(1,708)	—	(667)	(1,708)	(2,797)
Other income (expense), net	258	(344)	676	1,708	(1,118)
Income (loss) from continuing operations before income taxes	(8,816)	(4,956)	16,449	(17,931)	37,591
Provision (benefit) for income taxes	1,811	201	(908)	(2,007)	268

Net income (loss) from continuing operations	(10,627)	(5,157)	17,357	(15,924)	37,323

Discontinued operations:
Gain from divestiture	—	—	—	886	45,939
Loss from discontinued operations	—	—	(4,605)	(5,131)	(24,891)
Provision (benefit) for income taxes	—	—	—	3	(89)
Net income (loss) from discontinued operations	—	—	(4,605)	(4,248)	21,137

Net income (loss)	$(10,627)	$(5,157)	$12,752	$(20,172)	$58,460

Basic net income (loss) per share continuing operations	$(0.07)	$(0.04)	$0.12	$(0.11)	$0.26
Basic net income (loss) per share discontinued operations	—	—	(0.03)	(0.03)	0.15
Basic net income (loss) per share	$(0.07)	$(0.04)	$0.09	$(0.14)	$0.41

Diluted net income (loss) per share continuing operations	$(0.07)	$(0.04)	$0.12	$(0.11)	$0.26
Diluted net income (loss) per share discontinued operations	—	—	(0.03)	(0.03)	0.14
Diluted net income (loss) per share	$(0.07)	$(0.04)	$0.09	$(0.14)	$0.40

Weighted average shares:
Basic	145,626	144,321	141,455	144,014	143,958
Diluted	145,626	144,321	143,476	144,014	145,848

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (a)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 31,	Dec. 30,	Apr. 1,	Mar. 31,	Apr. 1,
	2013	2012	2012	2013	2012

GAAP net income (loss) from continuing operations	$(10,627)	$(5,157)	$17,357	$(15,924)	$37,323
GAAP diluted net income (loss) per share continuing operations	$(0.07)	$(0.04)	$0.12	$(0.11)	$0.26
Acquisition related:
Amortization of acquisition related intangibles	5,409	4,673	4,360	20,546	16,355
Acquisition related legal and consulting fees	1,129	2,999	689	12,594	798
Other acquisition related costs	—	—	—	3,000	—
Fair market value adjustment to acquired inventory sold	—	—	—	458	—
Restructuring related:
Severance and retention costs	1,662	908	1,439	5,522	2,064
Facility closure costs	2	13	48	62	87
Fabrication production transfer costs	—	—	678	—	4,572
Gain on divestiture	(7,986)			(7,986)
Gain on sale of fabrication facility	—	—	(20,656)	—	(20,656)
Assets impairment	(37)	(57)	(60)	(212)	(315)
Other:
Other-than-temporary impairment loss on investments	1,708	—	667	1,708	2,797
Stock-based compensation expense	3,966	2,774	3,967	13,479	16,333
Assets impairment	5,724	584	—	6,308	—
Expenses related to stockholder activities	(1,000)	—	—	1,614	—
Compensation expense (benefit)—deferred compensation plan	704	87	819	1,135	187
Loss (gain) on deferred compensation plan securities	(696)	(82)	(798)	(941)	(113)
Life insurance proceeds received	—	—	—	(2,313)	—
Tax effects of Non-GAAP adjustments	1,544	(588)	(1,405)	(7,797)	(2,818)
Non-GAAP net income from continuing operations	$1,502	$6,154	$7,105	$31,253	$56,614
GAAP weighted average shares - diluted	145,626	144,321	143,476	144,014	145,848
Non-GAAP adjustment	5,026	3,362	1,515	3,598	1,805
Non-GAAP weighted average shares - diluted	150,652	147,683	144,991	147,612	147,653
Non-GAAP diluted net income per share continuing operations	$0.01	$0.04	$0.05	$0.21	$0.38

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP (continued)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 31,	Dec. 30,	Apr. 1,	Mar. 31,	Apr. 1,
	2013	2012	2012	2013	2012
GAAP gross profit	59,513	62,947	63,553	269,600	280,506
Acquisition and divestiture related:
Amortization of acquisition related intangibles	3,210	2,944	2,763	13,666	11,597
Fair market value adjustment to acquired inventory sold	—	—	—	458	—
Restructuring related:
Severance and retention costs	—	—	1,181	607	357
Facility closure costs	(9)	4	4	4	5
Fabrication production transfer costs	—	—	678	—	4,572
Assets impairment	(37)	(57)	(60)	(212)	(315)
Other:
Assets impairment	—	584		584	—
Compensation expense (benefit)—deferred compensation plan	217	21	205	324	68
Stock-based compensation expense	263	295	369	1,113	1,784
Non-GAAP gross profit	63,157	66,738	68,693	286,144	298,574

GAAP R&D expenses:	45,732	40,170	41,340	169,833	158,749
Restructuring related:
Severance and retention costs	(1,560)	(912)	(246)	(3,882)	(1,719)
Facility closure costs	(6)	(5)	(6)	(43)	(20)
Other:
Assets impairment	(3,203)	—	—	(3,203)	—
Compensation expense (benefit)—deferred compensation plan	(365)	(53)	(495)	(626)	(86)
Stock-based compensation expense	(2,146)	(1,531)	(2,073)	(7,092)	(8,566)
Non-GAAP R&D expenses	38,452	37,669	38,520	154,987	148,358

GAAP SG&A expenses:	29,133	27,389	26,429	125,684	100,907
Acquisition and divestiture related:
Amortization of acquisition related intangibles	(2,199)	(1,729)	(1,597)	(6,880)	(4,758)
Acquisition related legal and consulting fees	(1,129)	(2,999)	(689)	(12,594)	(798)
Other acquisition related costs	—	—	—	(3,000)	—
Restructuring related:
Severance and retention costs	(102)	4	(12)	(1,033)	12
Facility closure costs	(5)	(4)	(38)	(15)	(62)

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP (continued)
(Unaudited)
(In thousands, except per share data)
	Three Months Ended			Twelve Months Ended
	Mar. 31,	Dec. 30,	Apr. 1,	Mar. 31,	Apr. 1,
	2013	2012	2012	2013	2012
Other:
Assets impairment	(2,521)	—		(2,521)	—
Compensation expense (benefit)—deferred compensation plan	(122)	(13)	(119)	(185)	(33)
Stock-based compensation expense	(1,557)	(948)	(1,525)	(5,274)	(5,983)
Expenses related to stockholder activities	1,000	—	—	(1,614)	—
Non-GAAP SG&A expenses	22,498	21,700	22,449	92,568	89,285

GAAP interest income and other, net	258	(344)	676	1,708	(1,118)
Loss (gain) on deferred compensation plan securities	(696)	(82)	(798)	(941)	(113)
Life insurance proceeds received	—	—	—	(2,313)	—
Non-GAAP interest income and other, net	(438)	(426)	(122)	(1,546)	(1,231)

GAAP provision (benefit) for income taxes continuing operations	1,811	201	(908)	(2,007)	268
Tax effects of Non-GAAP adjustments (7)	(1,544)	588	1,405	7,797	2,818
Non-GAAP provision (benefit) for income taxes continuing operations	267	789	497	5,790	3,086

(a) Refer to the accompanying “Notes to Non-GAAP Financial Measures” for a detailed discussion of management’s use of non-GAAP financial measures.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	Mar. 31,	April 1,
(In thousands)	2013	2012

ASSETS
Current assets:
Cash and cash equivalents	$130,837	$134,924
Short-term investments	166,333	190,535
Accounts receivable, net	62,083	60,609
Inventories	56,555	71,780
Prepaid and other current assets	23,741	23,684
Total current assets	439,549	481,532

Property, plant and equipment, net	74,988	69,984
Goodwill	144,924	96,092
Acquisition-related intangibles	48,602	40,548
Other assets	19,560	29,478
TOTAL ASSETS	$727,623	$717,634

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$22,288	$25,211
Accrued compensation and related expenses	21,090	26,156
Deferred income on shipments to distributors	14,539	14,263
Deferred taxes liabilities	1,000	421
Other accrued liabilities	14,652	13,443
Total current liabilities	73,569	79,494

Deferred tax liabilities	1,552	1,552
Long term income taxes payable	454	706
Other long term obligations	22,022	16,494
Total liabilities	97,597	98,246

Stockholders' equity	630,026	619,388

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$727,623	$717,634